United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

March 28, 2014

Date of Report

GAMEPLAN, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-27435	87-0493596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6140 Plumas Street, Suite 200

Reno, Nevada 89519

 (Address of Principal Executive Offices)

(775) 815-4752

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On March 28, 2014, GamePlan, Inc., a Nevada corporation, executed an Agreement and Plan of Merger to acquire VPartments, Inc., a Georgia corporation.  See the Press Release that is furnished as Exhibit 99 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and in Exhibit 99 is being furnished, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liability under Section 18. Furthermore, the information contained in this Item 7.01 and in Exhibit 99 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit No.

Exhibit Description

99

Press Release dated March 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMEPLAN, INC.

Date:	March 28, 2014	By:	/s/ Robert G. Berry
Robert G. Berry
President, Chief Executive Officer and Director